Exhibit 10.2

AMENDMENT NO 1. AND WAIVER TO AMENDED AND RESTATED

CREDIT AND SECURITY AGREEMENT

AMENDMENT NO. 1 AND WAIVER TO AMENDED AND RESTATED TERM LOAN AGREEMENT, dated as of February 28, 2020 (this “Amendment No. 1”), is by and among MEDIACO HOLDING INC., an Indiana corporation (“MediaCo”), MEDIACO WQHT LICENSE LLC, an Indiana limited liability company (“MediaCo WQHT”) and MEDIACO WBLS LICENSE LLC, an Indiana limited liability company (“MediaCo WBLS”), FMG Kentucky, LLC, a Delaware limited liability company (“FMG Kentucky”) and FMG Valdosta, LLC, a Delaware limited liability company (“FMG Valdosta”) the other Persons party hereto that are designated as “Borrowers” (collectively with MediaCo, MediaCo WQHT, MediaCo WBLS, FMG Kentucky and FMG Valdosta, the “Borrowers” and each a “Borrower”), GACP FINANCE CO., LLC, a Delaware limited liability company (in its individual capacity, “GACP”), as administrative agent and collateral agent (in such capacities, the “Term Agent”) for the financial institutions from time to time party to this Agreement (collectively, the “Lenders” and individually each a “Lender”) and for itself, and the Lenders.

W I T N E S S E T H :

WHEREAS, Term Agent, Lenders, Borrowers and others have entered into financing arrangements pursuant to which Lenders (or Term Agent on behalf of Lenders) have made loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Term Loan Agreement, dated as of December 13, 2019 (as amended, restated and otherwise modified prior to the date hereof, the “Loan Agreement”) and the other Loan Documents;

WHEREAS, as of the date hereof, Events of Default have occurred pursuant to (1) Sections 6.1(b) and 6.1(d) of the Loan Agreement due to the Borrowers’ failure to comply with Sections 4.3(j), 4.12 and 4.13 of the Loan Agreement, (2) Section 6.1(c) of the Loan Agreement due to the Borrowers’ failure to notify the Term Agent of such Event of Default under Section 4.3(a) of the Loan Agreement and (3) Section 6.1(c) of the Loan Agreement due to the Borrowers’ failure to comply with Section 4.11 of the Loan Agreement (the “Specified Events of Default”);

WHEREAS, Borrowers have requested that the Lenders and Term Agent (1) waive the Specified Events of Default and (2) increase the maximum principal amount of Indebtedness permitted to be issued under the SG Broadcasting Subordinated Note to $10,250,000;

WHEREAS, Borrowers, Lenders and Term Agent have agreed to waive the Specified Events of Default and make certain additional amendments to the Loan Agreement on the terms set forth herein;

WHEREAS, Section 8.1 of the Loan Agreement provides that, among other things, the Borrowers and the Required Lenders may make certain amendments to the Loan Agreement and the other Loan Documents for certain purposes; and

WHEREAS, by this Amendment No. 1, Term Agent, Lenders signatory hereto and Borrowers intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.Interpretation.  For purposes of this Amendment No. 1, all terms used herein which are not otherwise defined herein, including, but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 1.

2.Amendments

(a)Section 5.5(k) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(k)  Indebtedness of the Borrower Representative owed to SG Broadcasting under the SG Broadcasting Subordinated Note; provided that the aggregate original principal amount of such Indebtedness shall not exceed $10,250,000.”

(b)Section 6.1(p) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(p)  Borrowers shall fail to satisfy the requirements set forth in Sections 5 and 6 of Amendment No. 1 on or before the date specified therein or such later date as determined by the Term Agent in its sole discretion.”

(c)The following definitions set forth in Section 10.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“SG Broadcasting Subordinated Note” means the Amended and Restated Unsecured Convertible Promissory Note dated as of February 28, 2020, made by MediaCo to SG Broadcasting, in an aggregate principal amount of up to $10,250,000.

“SG Broadcasting Subordinated Note Subordination Agreement” means the Amended and Restated Shareholder Note Subordination Agreement, dated as of February 28, 2020, by and between SG Broadcasting and the Term Agent.”

(d)The following definitions shall be added to Section 10.1 of the Loan Agreement in proper alphabetical order:

“Amendment No. 1” means the Amendment No. 1 and Waiver to Amended and Restated Term Loan Agreement, dated as of February 28, 2020, by and among the Borrowers, the Term Agent and the lenders party thereto.”

3.Waiver. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties set forth in Section 4 below, Term Agent and Lenders hereby waive the Specified Events of Default.  For the avoidance of doubt, the foregoing waiver shall not be deemed to be a waiver of any other existing or hereafter arising Defaults or Events of Default or any other deviation from the express terms of the Loan Agreement or any other Loan Document.  This is a limited waiver and shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Loan Agreement or any other Loan Document, as applicable, or to prejudice any right or remedy that Term Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document.

4.Representations and Warranties.  Each Loan Party, jointly and severally, hereby:

(a)reaffirms all representations and warranties made to Term Agent and Lenders under

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the Loan Agreement and all of the other Loan Documents and confirms that all are true and correct in all material respects as of the date hereof except to the extent that (i) such representations or warranties are qualified by a materiality standard, in which case they shall be true and correct in all respects and (ii) such representations or warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (or, if such representations or warranties are qualified by a materiality standard, in all respects as of such earlier date));

(b)reaffirms all of the covenants contained in the Loan Agreement;

(c)represents and warrants that, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;

(d)represents and warrants that the execution, delivery and performance by each Loan Party of this Amendment No. 1 and the other documents, agreements and instruments executed by any Loan Party in connection herewith (collectively, together with this Amendment No. 1, the “Amendment Documents”) and the consummation of the transactions contemplated hereby or thereby, are within such Loan Party’s powers, have been duly authorized by all necessary organizational action, and do not contravene (i) the charter or by-laws or other organizational or governing documents of such Loan Party or (ii) any law or any contractual restriction binding on or affecting any Loan Party, except, for purposes of this clause (ii), to the extent such contravention would not reasonably be expected to have a Material Adverse Effect;

(e)represents and warrants that no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery and performance by any Loan Party of any Amendment Document to which it is a party that has not already been obtained if the failure to obtain such authorization, approval or other action could reasonably be expected to result in a Material Adverse Effect;

(f)represents and warrants that each Amendment Document has been duly executed and delivered by each Loan Party thereto.  This Amendment No. 1 constitutes, and each other Amendment Document will constitute upon execution, the legal, valid and binding obligation of each Loan Party thereto enforceable against such Loan Party in accordance with its respective terms subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and

(g)represents and warrants that Fairway Outdoor LLC, a wholly owned subsidiary of MediaCo (“Fairway”) owns no real property as of the date hereof.

5.Conditions Precedent.  This Amendment No. 1 and the waiver contained in Section 3 hereof shall be effective upon the satisfaction of each of the following conditions precedent (the “First Amendment Effective Date”):

(a)Term Agent shall have received counterparts of this Amendment No. 1, duly authorized, executed and delivered by Borrowers, Term Agent and the Required Lenders;

(b)Term Agent shall have received the Amended and Restated Unsecured Convertible Promissory Note dated as of the First Amendment Effective Date, in form and substance reasonably acceptable to Term Agent.

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(c)Term Agent shall have received the Amended and Restated Shareholder Note Subordination Agreement dated as of the First Amendment Effective Date, in form and substance reasonably acceptable to Term Agent.

(d)No Default or Event of Default (other than the Specified Events of Defaults) shall have occurred and be continuing; and

(e) The Borrowers shall have reimbursed the Term Agent, for all reasonable and documented fees, costs and expenses incurred through the First Amendment Effective Date (including, without limitation, Attorney Costs related to the preparation, negotiation, execution, delivery of this Amendment No. 1).

6.Post-Closing Matters.

(a)The Loan Parties shall cause Fairway to join the Loan Documents as a Borrower or Guarantor and otherwise cause Fairway to comply with all requirements of the Loan Agreement and the other Loan Documents, including but not limited to Section 4.13 of the Loan Agreement (other than as to Section 4.11 of the Loan Agreement which shall be governed by clause (b) below) not later than ten (10) Business Days following the First Amendment Effective Date (or such later date as agreed by the Term Agent in its sole discretion).  For the avoidance of doubt, the times periods provided in Section 4.13 of the Loan Agreement shall not be in addition to the time periods provided hereby.

(b)The Loan Parties shall cause Fairway to comply with the requirements of Section 4.11 of the Loan Agreement within fifteen (15) Business Days following the First Amendment Effective Date (or such later date as agreed by the Term Agent in its sole discretion).

7.General.

(a)Effect of this Amendment No. 1.  Except as expressly provided herein, no other consents, waivers, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof.

(b)Expenses.  Borrowers agree to pay on demand all expenses of Term Agent and Lenders in connection with the administration of this Amendment No. 1 in accordance with Section 8.5 of the Loan Agreement.

(c)Governing Law.  This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

(d)Submission to Jurisdiction; Service of Process; Waiver of Jury Trial.  SECTIONS 8.18(a) THROUGH (d) AND SECTION 8.19 OF THE LOAN AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT NO. 1 MUTATIS MUTANDIS AND SHALL APPLY HERETO AS IF ORIGINALLY MADE A PART HEREOF.

(e)Binding Effect.  This Amendment No. 1 shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto.

(f)Counterparts, etc.  This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same

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agreement.  Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier or by electronic transmission of a pdf formatted counterpart shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

(g)Financing Document.  This Amendment No. 1 constitutes a Loan Document.

(h)Reaffirmation.  Each of the undersigned Loan Parties acknowledges (i) all of its Obligations under the Loan Agreement and each other Loan Document to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Loan Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment No. 1, (iii) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the Obligations and (iv) the execution of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of Term Agent or any other Secured Party, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

(i)Release.  In consideration of the agreements of Term Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Term Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Term Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known as of the date of this Amendment No. 1, both at law and in equity, which each Borrower, or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment No. 1, in each case for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS:
MEDIACO HOLDING INC., as the Borrower Representative and a Borrower
By:	/s/ J. Scott Enright
Title:	Executive Vice President, General Counsel and Secretary
MEDIACO WQHT LICENSE LLC, as a Borrower
By:	MEDIACO HOLDING INC., its sole member and manager
By:	/s/ J. Scott Enright
Title:	Executive Vice President, General Counsel and Secretary
MEDIACO WBLS LICENSE LLC, as a Borrower
By:	MEDIACO HOLDING INC., its sole member and manager
By:	/s/ J. Scott Enright
Title:	Executive Vice President, General Counsel and Secretary
FMG KENTUCKY, LLC, as a Borrower
By:	/s/ J. Scott Enright
Title:	Executive Vice President, General Counsel and Secretary
FMG VALDOSTA, LLC, as a Borrower
By:	/s/ J. Scott Enright
Title:	Executive Vice President, General Counsel and Secretary

Amendment No. 1 to Amended and Restated Loan Agreement

GACP FINANCE CO., LLC, as Term Agent
By:	/s/ John Ahn
Name:	John Ahn
Title:	Chief Executive Officer
GACP II, L.P., as a Lender
By:	/s/ John Ahn
Name:	John Ahn
Title:	Chief Executive Officer
HANMI BANK, as a Lender
By:	/s/ Jay Kim
Name:	Jay Kim
Title:	EVP & Regional Chief Banking Officer

Amendment No. 1 to Amended and Restated Loan Agreement